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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                      February 11, 2000 (February 7, 2000)
          -------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                                    Bestfoods
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                     1-4199                36-2385545
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(State or Other Jurisdiction   (Commission File Number)   (IRS Employer
   of Incorporation)                                      Identification Number)


700 Sylvan Avenue
International Plaza
Englewood Cliffs, New Jersey                         07632-9976
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(Address of Principal Executive Offices)             (Zip Code)


                                 (201) 894-4000
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               Registrant's telephone number, including area code





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ITEM 5.  OTHER EVENTS.

         Reference is made to the press releases issued by Registrant on February 7 and 8, 2000 filed herewith as Exhibits 1 and 2 describing the Company's acquisition of Arisco Produtos Alimenticios S.A. Exhibits 1 and 2 are incorporated by such reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits.

Exhibit 1   Registrant's Press Release issued on February 7, 2000.

Exhibit 2   Registrant's Press Release issued on February 8, 2000.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 11, 2000                    BESTFOODS
                                            By:/s/ EDUARDO B. SANCHEZ
                                               ----------------------
                                               Vice President, General Counsel